TENTH AMENDMENT OF
CONSTRUCTION LOAN AGREEMENT

THIS TENTH AMENDMENT OF CONSTRUCTION LOAN AGREEMENT ("Amendment") is made this 14th day of February, 2012 between FIRST NATIONAL BANK OF OMAHA, a national banking association ("Bank") and CARDINAL ETHANOL, LLC, an Indiana limited liability company ("Borrower"). This Amendment amends that certain Construction Loan Agreement dated December 19, 2006 between Bank and Borrower (as amended, the "Loan Agreement").

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Bank extended the Construction Loan, Revolving Loan and other financial accommodations and extensions of credit described in the Loan Agreement to Borrower, all as more fully described in the Loan Agreement;

WHEREAS, pursuant to that certain that certain First Amendment of Construction Loan Agreement dated August 22, 2007, a revised Total Project Cost Statement was attached to the Loan Agreement as Exhibit G and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Second Amendment of Construction Loan Agreement dated December 18, 2007, the Loan Termination Date applicable to the Revolving Note was extended to December 17, 2008 and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Third Amendment of Construction Loan Agreement dated July 31, 2008 (the "Third Amendment"), Bank extended to Borrower the Corn Oil Extraction Loan in the principal amount of $3,600,000.00 and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Fourth Amendment of Construction Loan Agreement dated December 17, 2008, the Loan Termination Date of the Revolving Loan was extended to December 16, 2009, the Borrowing Base was modified, the interest rate on certain Loans was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Fifth Amendment of Construction Loan Agreement dated October 30, 2009, the limitations on Borrower's capital expenditures for Borrower's 2010 fiscal year was increased, the Excess Cash Flow payment application was modified, the financial covenants were modified and the Loan Agreement was otherwise amended as provided for therein; and

WHEREAS, pursuant to that certain Sixth Amendment of Construction Loan Agreement dated December 16, 2009, the Loan Termination Date of the Revolving Loan was extended to February 16, 2010 and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Seventh Amendment of Construction Loan Agreement dated February 14, 2010, the Loan Termination Date applicable to the Revolving Note was extended from February 16, 2010 to February 15, 2011, the interest rate charged on the Revolving Loan was modified, the capital expenditures covenant was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Eighth Amendment of Construction Loan Agreement dated February 15, 2011, the Loan Termination Date applicable to the Revolving Note was extended to February 14, 2012, the interest rate and definitions relating to the interest rate on the Loans were modified, the Borrowing Base was modified and the Loan Agreement was otherwise amended as provided for therein;

and

WHEREAS, pursuant to that certain Ninth Amendment of Construction Loan Agreement dated May 25, 2011, the maximum principal amount of the Revolving Loan was increased from $10,000,000.00 to $15,000,000.00 and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, the Borrower has requested, and under the terms of this Amendment Bank has agreed, to extend the Loan Termination Date applicable to the Revolving Note from February 14, 2012 to February 12, 2013, to modify the interest rate charged on the Revolving Loan and Long Term Revolving Loan, to modify the financial covenants and Tax Distribution covenant provided for in the Loan Agreement and to otherwise amend the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement, unless specifically defined herein.

2.Section 1.21 of the Loan Agreement is hereby amended to delete the reference to February 14, 2012 as the Loan Termination Date of the Revolving Note and inserting in lieu thereof February 12, 2013. To further evidence such extension, Borrower shall execute and deliver to Bank a Seventh Amended and Restated Revolving Promissory Note dated of even date with this Amendment. From and after the date of this Amendment, any reference to the Revolving Note in the Loan Agreement and the other Loan Documents shall be amended to refer to such Seventh Amended and Restated Revolving Promissory Note.

3.    The definition of the term "LIBOR RATE" in Section 1.19 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

1.19    "LIBOR RATE" means, an independent index which is the London Interbank Offered Rate for U.S. Dollar deposits published in The Wall Street Journal as the Three (3) Month LIBOR RATE with respect to the FIXED RATE NOTE, VARIABLE RATE NOTE, CORN OIL EXTRACTION TERM NOTE and LONG TERM REVOLVING NOTE and as the One (1) Month LIBOR RATE with respect to the REVOLVING NOTE. The LIBOR RATE will be adjusted and determined without notice to BORROWER on the INTEREST RATE CHANGE DATE applicable to each LOAN as set forth in this AGREEMENT. The published LIBOR RATE will be rounded upwards to the next higher one one hundredth (1/100th) of one percent (1%). If the initial Advance under the REVOLVING NOTE or the initial funding of the FIXED RATE NOTE, VARIABLE RATE NOTE, CORN OIL EXTRACTION TERM NOTE and LONG TERM REVOLVING NOTE occurs on any day other than the first London Banking Day of a month, the initial LIBOR RATE to be in effect until the beginning of the next succeeding month shall be that Three (3) Month LIBOR RATE or One (1) Month LIBOR RATE, as applicable, in effect on the date that is two London Banking Days prior to the first day of the month in which the REVOLVING NOTE and FIXED RATE NOTE, VARIABLE RATE NOTE, CORN OIL EXTRACTION TERM NOTE and LONG TERM REVOLVING NOTE are dated. If for any reason the LIBOR RATE published by The Wall Street Journal is no longer available and/or BANK is unable to determine the LIBOR RATE for any INTEREST RATE CHANGE DATE, BANK may, in its sole discretion, select an alternate source to determine the LIBOR RATE and will provide notice to BORROWER of the source selected. The LIBOR RATE determined as set forth above shall be referred to herein as (the "Index"). The Index is not necessarily the lowest rate charged by BANK on its loans.

If the Index becomes unavailable during the term of the LOANS, BANK may designate a substitute index after notifying BORROWER. BANK will tell BORROWER the current Index rate upon BORROWER'S request. BORROWER understands that BANK may make loans based on other rates as well. The Index with respect to the One Month LIBOR Rate currently is .26% per annum and the Index with respect to the Three Month LIBOR Rate currently is .51% per annum.

4.    The definition of the term "INTEREST PERIOD" in Section 1.18 of the AGREEMENT is hereby deleted in its entirety and the following is inserted in lieu thereof:

1.18 "INTEREST PERIOD" means for the FIXED RATE NOTE, VARIABLE RATE NOTE, CORN OIL EXTRACTION TERM NOTE and LONG TERM REVOLVING NOTE a period of three (3) months and for the REVOLVING NOTE a period of one (1) month; provided that no INTEREST PERIOD shall extend beyond the LOAN TERMINATION DATE applicable to each such NOTE.

5.    Section 1.45 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

1.45    "INTEREST RATE CHANGE DATE" means, the date on which the Index will initially be set, which is the date of the applicable NOTE evidencing each LOAN, and thereafter adjusted and determined, which, with respect to the FIXED RATE NOTE, VARIABLE RATE NOTE, CORN OIL EXTRACTION TERM NOTE and LONG TERM REVOLVING NOTE, is the eighth (8th) calendar day of each July, October, January and April fiscal quarter thereafter on which the Index applicable to the FIXED RATE NOTE, VARIABLE RATE NOTE, CORN OIL EXTRACTION TERM NOTE and LONG TERM REVOLVING NOTE will adjust to the Three (3) Month LIBOR RATE which is published in The Wall Street Journal as the reported rate for the date that is two LONDON BANKING DAYS prior to each such INTEREST RATE CHANGE DATE, and which, with respect to the REVOLVING NOTE, is the first (1st) calendar day of each month on which the Index applicable to the REVOLVING NOTE will adjust to the One (1) Month LIBOR RATE which is published in The Wall Street Journal as the reported rate for the date that is two LONDON BANKING DAYS prior to each such INTEREST RATE CHANGE DATE.

6.    Section 2.10 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

2.10    INTEREST ON THE REVOLVING NOTE. The interest rate on the REVOLVING NOTE is subject to change from time to time based on changes in the Index. Prior to the LOAN TERMINATION DATE of the REVOLVING NOTE, the interest rate to be applied to the unpaid principal balance of the REVOLVING NOTE will be calculated using a rate of three and one half percent (3'/2%) over the Index, adjusted if necessary for any minimum and maximum rate limitations described in this AGREEMENT, based on a year of 360 days. Interest on the REVOLVING NOTE is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under the REVOLVING NOTE is computed using this method. NOTICE: Under no circumstances will the interest rate on the REVOLVING NOTE be more than the maximum rate allowed by applicable law. The interest rate on the REVOLVING NOTE shall initially be set and will be adjusted on each INTEREST RATE CHANGE DATE applicable to the REVOLVING NOTE. Interest on the REVOLVING NOTE shall be paid monthly, in arrears, on the first (1st) day of each month. The unpaid principal balance together with all accrued and unpaid interest on the REVOLVING NOTE will be due and payable in full on the LOAN TERMINATION DATE applicable to the REVOLVING NOTE. The principal balance of the REVOLVING NOTE will bear interest after maturity and after the occurrence and during the continuance of an EVENT OF DEFAULT at a variable per annum rate equal to the Index plus nine percent (9%), but not to exceed the maximum rate allowed by law.

7.    Section 2.6(c) of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

(c)    LONG TERM REVOLVING NOTE. The interest rate on the LONG TERM REVOLVING NOTE is subject to change from time to time based on changes in the Index. Prior to the LOAN TERMINATION DATE of the LONG TERM REVOLVING NOTE, the interest rate to be applied to the unpaid principal balance of the LONG TERM REVOLVING NOTE will be calculated using a rate of three and one half percent (3'/2%) over the Index, adjusted if necessary for any minimum and maximum rate limitations described in this AGREEMENT, based on a year of 360 days. Interest on the LONG TERM REVOLVING NOTE is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under the LONG TERM REVOLVING NOTE is computed using this method. NOTICE: Under no circumstances will the interest rate on the LONG TERM REVOLVING NOTE be more than the maximum rate allowed by applicable law. The interest rate on the LONG TERM REVOLVING NOTE shall initially be set and will be adjusted on each INTEREST RATE CHANGE DATE applicable to the LONG TERM REVOLVING NOTE. Interest on the LONG TERM REVOLVING NOTE shall be paid quarterly, in arrears, on the same days that principal payments are due as provided for above. The unpaid principal balance together with all accrued and unpaid interest on the LONG TERM REVOLVING NOTE will be due and payable in full on the LOAN TERMINATION DATE applicable to the LONG TERM REVOLVING NOTE. The principal balance of the LONG TERM REVOLVING NOTE will bear interest after maturity and after the occurrence and during the continuance of an EVENT OF DEFAULT at a variable per annum rate equal to the Index plus nine percent (9%), but not to exceed the maximum rate allowed by law.

8.    The first paragraph of Section 2.12 of the Loan Agreement is hereby amended by inserting the following at the end of such paragraph:

With respect to any payment due on any LOAN which is 10 days or more late, in addition to any rights and remedies BANK may have BORROWER will be charged a late fee equal to 3.000% of the regularly scheduled payment or $25.00 whichever is greater.

9.    Section 2.15 of the Loan Agreement is hereby deleted in its entirety.

10.    Section 6.2.1 of the Loan Agreement is hereby amended by deleting the reference to 1.25:1.0 as the minimum FIXED CHARGE COVERAGE RATIO and inserting in lieu thereof 1.15:1.0.

11.    Section 6.2.2 of the Loan Agreement regarding minimum NET WORTH is hereby deleted in its entirety.

12.    Section 6.2.4 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:
6.2.4    BORROWER shall maintain at all times WORKING CAPITAL of not less than $15,000,000.00.

13.    Section 6.4.11 of the Loan Agreement is hereby amended by deleting the reference to $1,000,000.00 as the maximum aggregate capital expenditures in any fiscal year of Borrower and inserting in lieu thereof $4,000,000.00.

14.    Sections 6.4.12(i) and (ii) of the Loan Agreement are hereby deleted in their entirety and the following is inserted in lieu thereof:

6.4.12 Make or pay, without the prior written consent of BANK, which written consent will not be unreasonably withheld, in and for any fiscal year, distributions to members or shareholders of BORROWER in excess of the TAX DISTRIBUTIONS permitted below and distributions permitted in Section 6.4.12(iii) below based on BORROWER's previous fiscal year's net    income.

(i)TAX DISTRIBUTIONS. So long as no EVENT OF DEFAULT has occurred and continuing, BORROWER may make TAX DISTRIBUTIONS to its members within thirty (30) day prior to each April 15, June 15, September 15, and January 15, each in an amount equal to the estimated income tax liability to be incurred for such year by BORROWER's members by reason of their membership interest in BORROWER, based upon the most recent financial information available, times 1/4 for the April 15 TAX DISTRIBUTION, times 'A for the June 15 TAX DISTRIBUTION, less the April 15 TAX DISTRIBUTION, times % for the September 15 TAX DISTRIBUTION less the sum of the April 15 and June 15 TAX DISTRIBUTIONS and the January 15 TAX DISTRIBUTION will be the total estimated tax liability less the April 15, June 15 and September TAX DISTRIBUTIONS.

(ii)Final TAX DISTRIBUTION. BORROWER may make a final TAX DISTRIBUTION to its members within thirty (30) days prior to each March 1, so long as (a) no EVENT OF DEFAULT has occurred and is continuing or would occur after giving effect to the payment of such final TAX DISTRIBUTION described herein and the distributions permitted in Subsection 6.4.12(iii) below, (b) BORROWER has delivered to BANK BORROWER's annual audited financial statements and compliance statements as required in this AGREEMENT and (c) BORROWER is in compliance with all of the financial and other covenants provided for in this AGREEMENT and will remain so after giving effect to the payment of such final TAX DISTRIBUTION described herein and the distributions permitted in Subsection 6.4.12(iii) below, in an amount not to exceed the positive difference between the total tax liability of BORROWER's members incurred by reason of their membership interest in BORROWER and the amounts previously distributed to such members pursuant to Subsection 6.4.12(i) above, provided, that if the difference between the total tax liability of BORROWER's members incurred by reason of their membership interest in BORROWER and the amounts previously distributed to such members pursuant to Subsection 6.4.12(i) above is zero or a negative number, then no final TAX DISTRIBUTION may be made by BORROWER under this Subsection 6.4.12(ii).

15.    Section 8 of the Loan Agreement is hereby amended by inserting new Section 8.16 immediately after Section 8.15 as follows:

8.16    USA Patriot Act Notice. IMPORTANT NOTICE: to help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act requires all banks to obtain and verify the identity of each person or business that opens an account. When BORROWER opens an account BANK will ask BORROWER for information that will allow BANK to properly identify BORROWER and BANK will verify that information. If BANK cannot properly verify identity within 30 calendar days, BANK reserves the right to deem all of the balance and accrued interest on the LOANS due and payable immediately.

16.    This Amendment shall not be effective until Bank shall have received each of the following (each in form and substance acceptable to Bank) or the following conditions have been satisfied:

(a).	This Amendment, duly executed by Borrower.

(b).	The Seventh Amended and Restated Revolving Note duly executed by Borrower.

(c).	A First Amended and Restated Security Agreement duly executed by Borrower.

(d).	A Secretary Certificate and appropriate resolutions authorizing the transactions contemplated in this Amendment.

(e).    Such other matters as Bank may reasonably require.

17.    Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrower. To the extent necessary, the other provisions of the Loan Agreement and the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.

18.    Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof

19.    This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By: /s/ Fallon Savage
Title: Vice President

CARDINAL ETHANOL, LLC, an
Indiana limited liability company

By: /s/ Jeffrey Painter
Jeff Painter, President

By: /s/ Dale Schwieterman
Title: Director